Exhibit 99.2

Theravance Biopharma, Inc. (NASDAQ: TBPH) 4Q and Full Year 2018 Financial Results and Business Update February 26, 2019 THERAVANCE®, the Cross/Star logo, and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of the Theravance Biopharma group of companies. All third party trademarks used herein are the property of their respective owners. © 2019 Theravance Biopharma. All rights reserved.

Forward Looking Statements Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation include statements relating to the company’s strategies, plans and objectives, the company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the company’s product and product candidates, the potential that the company’s research programs will progress product candidates into the clinic, the company’s expectations for product candidates through development, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the company’s expectations for its 2019 operating loss, excluding share-based compensation. The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities. Other risks affecting the company are described under the heading “Risk Factors” and elsewhere in the company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 8, 2018, and other periodic reports filed with the SEC. 2

2018 Key Milestones



janssen
Global collaboration agreement with Janssen
TD-1473
Completion of Phase 1b study in UC
TD-1473
Initiation of FIH study of lung-selective JAKi
TD-8236
First patient dosed in Phase 2 study in Crohn's
TD-1473
Patient screening in Phase 2b/3 study in UC
TD-1473
Ampreloxetine
4-week results of Phase 2 study in nOH
YUPELRI™
Completion of Phase 3b PIFR study
YUPELRI™
FDA approval
Ampreloxetine
Sites initiated for Phase 3 program enrollment
Debt Royalty
$250M transaction (net proceeds ~$230M)[1]
TRELEGY ELLIPTA[2]
YUPELRI
revefenacin
Mylan

Theravance Biopharma
Medicines That Make a Difference

YUPELRI™ (revefenacin) inhalation solution. UC: ulcerative colitis. FIH: first in human. JAKi: Janus kinase inhibitor. nOH: neurogenic orthostatic hypotension. PIFR: peak inspiratory flow rate.

[1] Cash, cash equivalents, and marketable securities of approximately $517M as of December 31, 2018

[2] Economic interest. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC LLC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC LLC Agreement over the next four fiscal quarters)

3

4 Maximize Efficacy and Minimize Adverse Events SYSTEMIC THERAPIES OFTEN FAIL TO ACHIEVE MAXIMAL EFFICACY DUE TO DOSE LIMITING SAFETY Conventional Systemic Drugs Organ-selective Drugs EFFECTIVE NON-EFFECTIVE DOSE-LIMITING SAFETY NON-EFFECTIVE DOSE-LIMITING SAFETY EFFECTIVE Illustrated example: lung selectivity

JAK-STAT Pathway
ORCHESTRATING SIGNALING OF MULTIPLE PRO-INFLAMMATORY CYTOKINES



α
β
γ
JAK
JAK
JAK inhibitor
STAT
STAT
P
P
STAT
STAT
P
P
STAT
NUCLEUS
STAT-induced Inflammation
γc cytokines (IL-2, IL-4, IL-7, IL-9, IL-15, IL-21)
JAK1 JAK3
Type 1 IFNs, IL-10 family
JAK1 Tyk2
IL-6, IL-11, IL-13, IL-27, IL-31, IL-35
Tyk2
JAK1 JAK2
IFNγ
JAK1 JAK2
IL-12, IL-23
JAK2 Tyk2
EPO, TPO GM CSF, IL-3, IL-5
JAK2 JAK2

Clark JD, et al. J Med Chem 2014; 57:5023-5038.

Theravance Biopharma
Medicines That Make a Difference
5

6 TD-1473 Research Vision: ORAL GUT-SELECTIVE PAN-JAK INHIBITOR Treat disease at site to maximize efficacy Optimize pharmacology to include potent inhibition of Tyk2 Improve upon the efficacy of a clinically validated target WARNING: SERIOUS INFECTIONS AND MALIGNANCY See full prescribing information for complete boxed warning. Tofacitinib Dose Proportional Efficacy in UC Ph 21 Patients with Clinical Response, % Tofacitinib (mg) Inhibitory potency (pKi) IL-12 and IL-23 inhibition 1 Sandborn WJ, et al. N EnglJ Med 2012;367:616-24 Research vision led to the discovery of additional organ-selective projects, including TD-8236 currently in a Phase 1 study

Strategic Focus with Inflection Points Near- and Long-term

YUPELRI™ (LAMA)	Ampreloxetine (NRI)	TD-1473 (JAKi)
FORMAL LAUNCH UNDERWAY	Pivotal Phase 3 program in symptomatic nOH progressing	Phase 2 DIONE study in Crohn's disease progressing; initiating pivotal Phase 2b/3 RHEA study in ulcerative colitis
First and only once-daily nebulized LAMA for treatment of COPD	*Durable improvements in symptoms observed in Phase 2 four-week results in nOH*	
Partnered with Mylan		*Partnered with Janssen*

- Differentiated organ-selective projects advancing to clinical development, featured at December 2018 R&D Day
- Economic interest in TRELEGY ELLIPTA serves as an important strategic asset[1]
  - Strong launch following approvals in US and EU in late 2017

YUPELRI™, ampreloxetine, and TD-1473 each internally discovered and developed by R&D engine which serves as important driver of long term value

Theravance Biopharma
Medicines That Make a Difference®

[1] TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC LLC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC LLC Agreement over the next four fiscal quarters).

YUPELRI™ (revefenacin) inhalation solution. Approved for the maintenance treatment of patients with COPD. NRI: norepinephrine reuptake inhibitor. LAMA: long-acting muscarinic antagonist. JAKi: Janus kinase inhibitor.

7

YUPELRI™: Formal Commercial Launch Underway

FDA-APPROVED FOR THE MAINTENANCE TREATMENT OF COPD

- *First and only once-daily bronchodilator delivered in a nebulizer*
- *Higher of two doses approved: 175 mcg once daily, for use with any standard jet nebulizer*

Unmet need for nebulized LAMA therapy

- Once-daily LAMAs are first-line therapy for moderate to severe COPD[1]
- No once-daily nebulized LAMAs available previously; only available in handheld devices
- Nebulized therapy associated with reduced hospital readmissions in low PIFR patients[2]


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
Mylan
30

Theravance Biopharma
Medicines That Make a Difference

YUPELRI™ (revefenacin) inhalation solution. Approved for the maintenance treatment of patients with COPD. COPD = Chronic Obstructive Pulmonary Disease.
[1] Global Strategy for Diagnosis, Management, and Prevention of COPD.
[2] Suboptimal Inspiratory Flow Rates Are Associated with COPD and All Cause Readmissions. Loh et al., Annals of ATS 2017.

8

Partnership with Mylan Provides Commercial Strength in Nebulized Opportunity

Combined sales infrastructures to cover Hospital, Hospital Discharge and Home Health settings


HD

Enduring patient niche and significant market opportunity

- >100M patient treatment days in nebulized COPD segment[1]
- 9% of COPD patients currently use nebulizers for ongoing maintenance therapy[2]
- 41% of COPD patients use nebulizers at least occasionally for bronchodilator therapy[2]

HD = hospital discharge.
[1] IMS Health information service: NSP for period MAT May, 2015. Excludes nebulized SABAs. IMS expressly reserves all rights, including rights of copying, distribution and republication.
[2] TBPH market research (N = 160 physicians); refers to US COPD patients.

Theravance Biopharma
Medicines That Make a Difference
9

Phase 3 induction, 2 arms (N=640) Dose-confirming induction, 8 weeks Phase 2b induction, 4 arms (N=240) Dose-finding induction, 8 weeks 10 Phase 3 maintenance 44 weeks Phase 2b/3 study in ulcerative colitis Phase 2 study in Crohn’s disease Phase 2 study, 3 arms (N=160) Dose-finding induction, 12 weeks Active treatment extension, 2 arms 24 weeks Responders Responders TD-1473: Late-stage Studies in UC and Crohn’s Disease

Ampreloxetine: Top-line Phase 2 Results in nOH

PART B and C: VERSUS PLACEBO and REPEAT DOSE EXTENSION PHASE

Part B: Change from baseline SBP



LS Mean+ / - SE Change from Baseline (mmHg)
40
30
20
10
0
-10
-20
-30
-40
Ampreloxetine
Placebo
*
(*p = 0.011)
Baseline
Hour 4
Hour 7
Hour 9
Hour 12
Discharge

Part C: Durability of effect observed in repeat-dose open-label extension phase

- Reductions in symptom severity, with most pronounced benefit in patients with symptomatic nOH
  - Mean reduction in OHSA #1 = 2.4 at four weeks (n=16)
  - 13 completers had OHSA #1 > 4 at baseline; **mean reduction in this group = 3.8 at four weeks**

Positive results including durability of effect provide basis for registrational Phase 3 program in symptomatic nOH

Theravance Biopharma
Medicines That Make a Difference

SBP = systolic blood pressure. OHSA = orthostatic hypotension symptom assessment. OHSA #1 is a measurement of dizziness, a cardinal symptom of nOH.
[1] Symptomatic defined as OHSA #1 > 4.

11

TD-8236: Potential for Inhaled pan-JAKi to Address Needs of Patients Regardless of Th2 Phenotype

Patient heterogeneity in severe asthma



Th2 High
Eosinophilic
38
19
Neutrophilic
29
Paucigranulocytic
7
Mixed granulocytic
Th2 Low

JAK/STAT cytokines implicated in severe asthma

Th2 High	Th2 Low
IL-4	**IL-23**/IL-12
IL-13	**IL-6**
IL-5	IL-27
TSLP	IFN-γ

Bold denotes biologics in development or approved

TD-8236 shown to potently inhibit targeted mediators of Th2 high and Th2 low asthma in human cells in preclinical studies

- Novel approved biologics address only Th2 high asthma
- Key treatment needs: Prevention of exacerbations and symptom control for patients regardless of Th2 phenotype

Theravance Biopharma
Medicines That Make a Difference

Simpson JL, et al. Resp 2006;11:54-61.

12

13 4Q and Full Year 2018 Financial Highlights Three Months Ended, December 31, Year Ended December 31, ($, in thousands) 2018 2017 2018 2017 Unaudited Unaudited (1) Product sales 2,415 4,124 15,304 14,788 Collaboration revenue 10,047 391 41,791 598 Profit sharing revenue 3,275 - 3,275 - Total Revenue 15,737 4,515 60,370 15,386 Cost of Goods Sold 632 3,116 715 6,030 Research and Development2 52,269 51,051 201,348 173,887 Selling, General and Administrative2 25,457 29,524 97,058 95,592 Total Costs and Expenses 78,358 83,691 299,121 275,509 Operating Loss (62,621) (79,176) (238,751) (260,123) Share-based compensation expense Research and Development 5,806 7,668 25,563 22,691 Selling, General and Administrative 5,908 10,125 25,750 26,454 Total Share-based Compensation Expense 11,714 17,793 51,313 49,145 Operating Loss excluding Share-based Compensation (50,907) (61,383) (187,438) (210,978) 1 The condensed consolidated statement of operations for the year ended December 31, 2017 has been derived from the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017. 2 Amounts include share-based compensation 3 Cash, cash equivalents, and marketable securities Strong financial position with $517M as of year end3

GSK’s TRELEGY ELLIPTA: Strong Early Trajectory FIRST AND ONLY ONCE-DAILY SINGLE INHALER TRIPLE THERAPY 14 Economic interest in TRELEGY ELLIPTA Upward-tiering royalty of approximately 5.5% - 8.5% of worldwide net sales1 Passive economic interest; no product cost obligations Impressive progress following first approvals in late-2017 Available in 26 markets; additional approvals expected in 2019 Filed in China and Japan US and EU label expansion to include landmark IMPACT study data Phase 3 asthma study data expected in 1H 2019, potential sNDA in 2H 2019 Strongest US ELLIPTA launch to date Source: GSK; IQVIA NPA weekly TRx data. This information is an estimate derived from the use of information under license from the following IQVIA information service: NPA for the period November 2013 through October 2018. IQVIA expressly reserves all rights, including rights of copying, distribution and republication. Launched in US in November 2017. ANORO BREO ARNUITY INCRUSE TRELEGY TRELEGY ELLIPTA is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Breo (FF/VI) and Anoro (UMEC/VI). 1 TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC LLC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC LLC Agreement over the next four fiscal quarters). All statements based on publically available information. Trelegy Ellipta jointly managed by GSK and Innoviva (formerly Theravance, Inc.) sNDA: supplemental new drug application 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 1 2 3 4 5 6 7 8 9 10 11 12 TRx Volume Month Post Launch

Focus on Strategic Priorities

COMMITMENT TO CREATING TRANSFORMATIONAL MEDICINES

Opportunities to Create Transformational Medicines	YUPELRI™	**Nebulized LAMA in COPD** • Formal commercial launch underway
	TD-1473	**Intestinally-restricted JAKi for inflammatory intestinal diseases** • Phase 2 DIONE study in Crohn's disease progressing • Initiating registrational Phase 2b/3 RHEA study in ulcerative colitis • Supplemental Phase 1b data to be shared in oral presentation at DDW 2019
	Ampreloxetine	**NRI in symptomatic neurogenic orthostatic hypotension** • Registrational Phase 3 program progressing • Detailed Phase 2 results to be submitted to mid-year scientific meeting
	TD-8236	**Lung-selective inhaled pan-JAK inhibitor for serious respiratory diseases** • Anticipating safety and biomarker data from Phase 1 study in healthy volunteers and asthma patients

Economic Interest	TRELEGY ELLIPTA[1]	**(FF/UMEC/VI) Single inhaler triple therapy in COPD** • Expected regional expansion; recent regulatory filings include Japan and China • Phase 3 CAPTAIN study (asthma) expected to complete in 1H 2019 • Potential sNDA in 2H 2019

Managed by GSK and Innoviva[1]

Significant existing cash resources to fund strategic priorities[2]

Theravance Biopharma
Medicines That Make a Difference

[1] Economic interest managed by GSK and Innoviva. Innoviva formerly Theravance, Inc. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC LLC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC LLC Agreement over the next four fiscal quarters). All statements based on publically available information.
[2] Cash of approximately $517M as of December 31, 2018 (cash, cash equivalents, and marketable securities)

15

16 YUPELRITM (revefenacin) inhalation solution TRELEGY ELLIPTA YUPELRITM Ampreloxetine TD-1473 TD-8236 Emerging organ-selective programs Building Near- and Long-term Value